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Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Patricia G. Kriss, Chief Financial Officer of Entropin, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (a) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2003

By:      /s/ Patricia G. Kriss
         ---------------------
         Patricia G. Kriss
         Chief Financial Officer

         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Entropin, Inc. and will be retained by Entropin, Inc. and furnished to the Securities and Exchange Commission upon request.